UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-04447

Brandywine Fund, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 4166
Greenville, DE 19807
(Address of principal executive offices) (Zip code)

William F. D’Alonzo
P.O. Box 4166
Greenville, Delaware 19807
(Name and address of agent for service)

(302) 656-3017
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Annual Report	September 30, 2008

Dear Fellow Shareholders:

The September-quarter environment was bad, and our performance in it was worse. We did not serve you well during these three months.
Brandywine Fund declined 21.51 percent in the quarter as the Russell 3000 and Russell 3000 Growth Indexes declined 8.73 and 11.93 percent. Brandywine Blue Fund declined 28.61 percent versus declines in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 8.37, 9.35 and 12.33 percent.
Please don’t confuse the text that follows outlining the reasons why we underperformed the market as an effort on our part to make excuses. We are keenly aware that you expect and deserve better from us. No one in this firm will be satisfied until our results reward the confidence you showed in us during this tumultuous time.
After leading the Brandywine Funds to solid gains against mixed index results in the June quarter, energy-related holdings became a costly liability in the September quarter. The group began falling early in the quarter along with oil prices. We didn’t hold energy-related companies because oil prices were previously moving up, so we didn’t see reason to flee the energy sector because oil was now retreating from record highs.
We performed an exhaustive re-evaluation of every energy company in the portfolios to ensure their ongoing earnings potential, and in most instances our original expectations were confirmed. Holdings from the energy sector continued to fall, ultimately detracting most from results in both Funds. Industrial holdings, particularly companies with any sort of link to energy, joined suit and became the next most significant performance detractors.
While we feverishly focused on earnings, our challenge came in assessing just how risk-averse investors became as threats from the credit crisis grew. The valuation standards set by the market in recent years were abruptly abandoned. We made allowances for contraction in price-to-earnings ratios as the market became increasingly shaken, but the swift and severe re-pricing in the energy and industrial sectors went well beyond our expectations.
McDermott International, which suffered the worst percentage decline in the Brandywine Funds, finished the June quarter selling at roughly 20 times expected earnings for the next 12 months. That price-to-earnings ratio was about average for our experience since we first purchased shares more than three years ago. McDermott fell steadily in the September quarter despite lacking a company-specific catalyst for the sell-off, eventually settling at about eight times forward earnings.
The severity of the market’s turn on McDermott is surprising when you consider the company’s improved financial position relative to past periods when shares fetched a much higher multiple.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	-21.51	-28.61
One Year	-25.16	-30.73
Five Years	45.02	33.13
Ten Years	104.02	96.06
Inception	1,196.60*	554.35**

Annualized Total Return
Five Years	7.72	5.89
Ten Years	7.39	6.96
Inception	11.92*	11.18**
*12/30/85    **1/10/91

Expense Ratio***
Brandywine	1.08%
Brandywine Blue	1.12%
***As stated in the Prospectus dated January 31, 2008

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

When we first bought McDermott, its debt-to-equity ratio, which is a measure of leverage on the company’s balance sheet, was above 40 percent. McDermott currently carries no long-term debt. It also generates $300 million to $400 million a year in free cash flow, boasts $9.8 billion in backlogged business and holds $1.4 billion in cash on its balance sheet.
Given the steady flow of nerve-wracking events related to the credit crisis, it’s not surprising that many stocks moved for reasons unrelated to their fundamentals. Still, the degree to which the kind of reasonably priced, rapidly growing companies that we seek underperformed companies fitting any other description left us scratching our heads.
Companies in the Russell 3000 Growth Index with forward price-to-earnings ratios below 25 and year-over-year earnings growth rates of 25 percent or more fell 18 percent on average. Companies from the index that didn’t fall in that range, including companies with declining earnings and companies with big losses, declined less than 4 percent.
Pulte Homes, which in the period reported its seventh consecutive quarter of losses, surged 45 percent despite news that in August new homes sales fell to their lowest level in 17 years. We didn’t hold homebuilders or beleaguered financial companies that showed renewed life amid signs of government intervention into the mortgage mess, representing another area where the benchmarks gained a performance edge on us.
Technology holdings also contributed to the performance gap. Our research identified market-share gains for Dell (both Funds) and robust sales momentum for Research in Motion (Brandywine Blue), but our earnings forecasts for their most recently reported quarters overshot reality by $0.03 and $0.01 per share, respectively. In both cases, we didn’t pick up on the degree to which costs would climb to drive new sales growth. Technology’s negative influence was more pronounced in Brandywine Blue.
For more information on holdings that influenced September-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 6 for Brandywine Blue.
On pages 3 and 5, you’ll notice that 2009 earnings forecasts for the average company held in each of the Brandywine Funds is lower than current estimates for the typical S&P 500 Index company. We believe that situation will reverse as we progress toward and into 2009. We’re working hard to make sure we hold companies that meet or exceed realistic expectations. As for the broader group of companies the index represents, we think current forecasts leave ample room for downward earnings estimate revisions.
We just completed a very tough quarter marked by significant macro uncertainty. It’s not the first time, and it won’t be the last. Ten years ago, the market was emerging from the Asian economic crisis, Russia’s debt default and the hedge fund Long Term Capital Management’s collapse. Since then, we’ve seen the dot-com bust, the September 11 attacks, the worst bear market of this generation, a recession and a war.
Recent results have reduced long-term returns from levels we’re accustomed to during brighter times, but stocks still show gains over the past 10 years even now that we’ve added global financial crisis to the list. Although it wasn’t the case in the September quarter, results for the Brandywine Funds reaffirm our belief that companies with superior earnings growth potential outperform the broader market over the long haul.

Ten Year Performance

* Total Annualized Returns, 10/1/98 - 9/30/08.

We’ve been overwhelmed by the encouragement we’ve received from shareholders, clients, advisors and consultants. The entire Friess team joins me in sending our sincere thanks for your long-term focus and support. We come to work each day with a single-minded focus to produce results that merit your continued confidence.
We recognize the assets you entrust to us represent retirement funds, college tuition, charitable and endowment resources, and other important savings. We’re invested alongside you with many of the same goals in mind, and we’re determined to grow your assets in a prudent manner in the months and years ahead.

Bill D’Alonzo
Brandywine Funds President	October 10, 2008

Brandywine Fund

% Change in Top Ten Holdings From Book Cost as of September 30, 2008

1.	Thermo Fisher Scientific, Inc.	+43.0%	6.	Wal-Mart Stores, Inc.	-0.2%
2.	Urban Outfitters, Inc.	-3.6%	7.	Cephalon, Inc.	+12.5%
3.	Check Point Software Technologies Ltd.	+0.1%	8.	Invitrogen Corp.	-7.0%
4.	Covance Inc.	+5.5%	9.	Perrigo Co.	+0.2%
5.	Harris Corp.	+17.1%	10.	Crown Holdings, Inc.	-10.1%

Earnings Growth	The Portfolio’s Market Capitalization

All figures are dollar weighted and based on data from Baseline. September 30, 2008.

Top Ten Industry Groups

Brandywine Fund
September Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Cephalon, Inc.	$13.6	15.4
The maker of drugs used in the treatment of neurological disorders and cancer grew June-quarter earnings 22 percent, beating estimates. Revenues jumped 10 percent on strong initial sales of Treanda, used for leukemia, and Amrix, a muscle relaxant. The company also plans to release Nuvigil, an improved version of its blockbuster Provigil drug for excessive sleepiness, next year.

Perrigo Co.	$11.1	13.6
The manufacturer of store brand over-the-counter pharmaceuticals and consumer products grew June-quarter earnings 63 percent. Revenues jumped 34 percent. The company’s products offer both a cost trade-down for consumers shifting to less expensive store brands over pricier national brands and a profit source for drug store chains looking to grow their brand business. Recent acquisitions strengthen the company’s pipeline of new products and create market share opportunities.

Avon Products, Inc.	$7.6	19.9
The largest door-to-door cosmetic retailer grew June-quarter earnings 27 percent, beating estimates by 21 percent. Overseas expansion continued, with sales in Russia and Brazil rising more than 30 percent. Operating margins expanded to nearly 14 percent compared to 8 percent a year ago due to a favorable product mix of high-margin cosmetics and continued cost control efforts. We sold Avon when shares hit our target price during the quarter.

Church & Dwight Co., Inc.	$7.2	10.8
The maker of a broad range of consumer and specialty products under the Arm & Hammer brand name beat estimates with 12 percent June-quarter earnings growth. Strong organic growth was driven by improved product pricing, the introduction of new products, increased marketing and expanding distribution. Gross profit margins expanded during the quarter as cost savings and acquisition synergies more than offset higher commodity costs.

Gen-Probe Inc.	$5.7	10.2
The maker of rapid, accurate and cost-effective nucleic acid tests that are used primarily to diagnose human diseases and screen donated blood grew June-quarter earnings 26 percent, beating estimates by 19 percent. Shares gained ground on continued strength in blood screening sales and the approval of the company’s Ultrio Procleix assay for Hepatitis B, expanding its current uses in detecting HIV and Hepatitis C.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
McDermott International, Inc.	$96.0	56.5
June-quarter earnings grew 18 percent as backlog for the company’s engineering and construction services continued to grow. Following strong price performance through June, shares declined on perceptions regarding how much of the company’s operational performance hinges on customers in the energy group. Investors indiscriminately sold anything energy-related during the quarter on concerns stemming from deteriorating macro-economic conditions, ignoring McDermott’s solid balance sheet and operational health.

Walter Industries, Inc.	$68.0	49.3
The producer of metallurgical coal for the steel industry grew June-quarter earnings 169 percent, beating estimates by 65 percent. Despite the strong results, shares traded lower as steel prices fell from record levels amid deteriorating macro-economic conditions, creating concerns that pricing for metallurgical coal would follow suit. We sold Walter Industries as the quarter ended and completely exited the position in early October.

Apple, Inc.	$51.8	34.6
The maker of iPods, iPhones and Macintosh computers grew June-quarter earnings 29 percent, beating estimates by 10 percent. Despite strong trends for new products, shares traded lower with growing fears that consumers would rein in spending this holiday season, given overall economic conditions. We sold Apple as the quarter ended and completely exited the position in early October.

Petrohawk Energy Corp.	$49.1	53.3
The oil and natural gas producer grew June-quarter earnings 35 percent. Deteriorating macro-economic conditions and lower commodity prices resulted in a wave of selling across the energy sector. Investors overlooked the company’s success in the Haynesville Shale area, where it is currently drilling three horizontal wells and expects to have six operating rigs drilling wells in the months ahead.

Weatherford International Ltd.	$45.9	44.9
The oil-field service provider grew June-quarter earnings 26 percent, missing consensus estimates by $0.02. Despite having one of the strongest patent portfolios of many leading-edge technologies in the oil-services business, shares traded with those of other energy stocks as falling oil prices threatened demand.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund

% Change in Top Ten Holdings From Book Cost as of September 30, 2008

1.	Thermo Fisher Scientific, Inc.	+21.3%	6.	Gilead Sciences, Inc.	+17.3%
2.	Wal-Mart Stores, Inc.	-1.8%	7.	Altera Corp.	-4.9%
3.	Abbott Laboratories	-2.2%	8.	Teva Pharmaceutical Industries Ltd.	+2.5%
4.	Juniper Networks, Inc.	-17.7%	9.	Intuit Inc.	+2.6%
5.	The Coca-Cola Co.	-1.3%	10.	Southwest Airlines Co.	+2.2%

Earnings Growth	The Portfolio’s Market Capitalization

All figures are dollar weighted and based on data from Baseline. September 30, 2008.

Top Ten Industry Groups

Brandywine Blue Fund
September Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Avon Products, Inc.	$12.3	19.9
The largest door-to-door cosmetic retailer grew June-quarter earnings 27 percent, beating estimates by 21 percent. Overseas expansion continued, with sales in Russia and Brazil rising more than 30 percent. Operating margins expanded to nearly 14 percent compared to 8 percent a year ago due to a favorable product mix of high-margin cosmetics and continued cost control efforts. We sold Avon when shares hit our target price during the quarter.

Southwest Airlines Co.	$8.7	8.9
June-quarter earnings beat estimates by 33 percent as revenues grew 11 percent. The low-cost airline carrier benefited from significant reductions in capacity by competitors in overlapping markets and lower jet-fuel prices. Southwest continues to maintain cost and workforce productivity advantages over competing carriers.

Intuit Inc.	$2.8	2.6
The software company best known for its QuickBooks, TurboTax and Quicken applications is expected to grow earnings 17 percent in the fiscal year ending next July. Helping households and small businesses automate financial tasks such as tax reporting, the company benefits from a high level of recurring revenues and higher profitability associated with its aggressive transition efforts toward on-demand, online product offerings.

St. Jude Medical, Inc.	$0.4	1.6
The medical device manufacturer targeting the cardiovascular and neuromodulation markets grew June-quarter earnings 33 percent, beating estimates by 9 percent. St. Jude is leveraging its strong distribution network, leading position in the pacemaker segment, and new defibrillator and cardiac resynchronization therapy products to gain market share across cardiac segments.

Express Scripts, Inc.	$0.1	0.2
The manager of prescription benefits for employers and insurance companies grew June-quarter earnings 36 percent, beating estimates by 6 percent. Express Scripts benefits from an industry leading generic fill rate, a sharp increase in mail-order volume and a growing specialty pharmacy franchise. The company is also experiencing strong renewal rates and growing acceptance of its “consumerology” initiative, which is focused on increasing mail and generic utilization by tailoring messages to individual members.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Nabors Industries Ltd.	$76.3	45.5
The world’s largest onshore oil and natural gas contract driller topped June-quarter consensus earnings estimates. The sharp contraction in global economic growth and commodity prices overshadowed near-term results and sparked concerns of possible demand destruction, rig count decreases and delays in capital spending. We sold Nabors during the quarter.

Weatherford International Ltd.	$73.2	45.0
The oil-field service provider grew June-quarter earnings 26 percent, missing consensus estimates by $0.02. Despite having one of the strongest patent portfolios of many leading-edge technologies in the oil-services business, shares traded with those of other energy stocks as falling oil prices threatened demand.

Fluor Corp.	$70.5	41.3
The construction and engineering company grew June-quarter earnings 66 percent, topping estimates. Despite strong results, a solid balance sheet and rising forward earnings guidance, shares traded lower on concerns that the broadening credit crisis would eventually crimp industrial capital outlays by Fluor’s worldwide oil, gas and chemical customers.

Chesapeake Energy Corp.	$65.1	39.1
The natural-gas driller grew June-quarter earnings 25 percent, beating estimates. Chesapeake’s favorable position as a domestic natural-gas supplier was overlooked as valuations for companies in the energy sector experienced drastic compression amid deteriorating macro-economic conditions. We sold Chesapeake during the quarter.

Apple, Inc.	$62.1	33.9
The maker of iPods, iPhones and Macintosh computers grew June-quarter earnings 29 percent, beating estimates by 10 percent. Despite strong trends for new products, shares traded lower with growing fears that consumers would rein in spending this holiday season, given overall economic conditions. We sold Apple as the quarter ended and completely exited the position in early October.

All gains/losses are calculated on an average cost basis

Management’s Discussion of Results, Brandywine Fund

Fallout from the subprime mortgage mess grew in scope and severity during the fiscal year, culminating in a crisis of confidence that was ultimately met with aggressive government intervention. Deteriorating conditions in the markets that facilitate commerce dampened economic expectations.
Brandywine Fund’s investment strategy emphasizes the relationship between earnings performance and stock prices. The Fund’s approach fared relatively well through the first nine months of the period. Then Brandywine lost more ground than benchmarks in the fiscal year’s final quarter as market sentiment overtook individual-company fundamentals as the primary influence on stocks amid growing concerns about the credit crisis.
Brandywine declined 25.16 percent in the 12 months through September 30, 2008. The Russell 3000 and Russell 3000 Growth Indexes declined 21.52 and 20.60 percent.
Brandywine started the fiscal year in solid fashion by posting a gain in the December quarter of 2007, a period in which its benchmarks declined. Holdings from the industrial sector attracted positive attention with strong earnings results in an environment marked by growing consumer spending concerns due to rising oil prices.
The credit crisis took center stage in the March quarter of 2008. The government backed a deal in which Wall Street’s fifth-largest investment bank, Bear Stearns, was acquired to avert its collapse. Most stocks suffered. Holdings from the technology and industrial sectors weighed on performance as economic concerns grew, leading Brandywine to decline more than its benchmarks.
Energy-related holdings were a notable bright spot in the March quarter, and their solid performance continued into the June quarter. Brandywine grew amid mixed index results, reclaiming fiscal-year-to-date relative performance advantages over its benchmarks.
The credit crisis re-emerged as the dominant influence on stock prices in the September quarter. The period included the largest bankruptcy in history, the largest bank failure and other jarring events that fueled a challenging environment. Holdings from the energy sector that only months before led Brandywine’s performance became the most notable performance detractors in the September quarter.
Concerns that the credit crisis would reverberate throughout the global economy prompted investors to avoid companies with strong earnings expectations. Brandywine declined more than its benchmarks in a negative, macro-driven environment.

Comparison of Change in Value of $10,000 Investment in Brandywine Fund, Russell 3000 Growth(1), Russell 3000 Index(2) and S&P 500 Index(3)
(1)
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes and includes dividends.

(2)	The Russell 3000 Index, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes dividends.
(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes dividends.

Average Annual Total Return
1-Year	5-Year	10-Year	Since Inception 12/30/85
-25.16%	7.72%	7.39%	11.92%

Brandywine Fund, Inc.
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in securities, at value (cost $3,576,940,483)	$3,429,951,499
Receivable from investments sold	166,030,241
Receivable from shareholders for purchases	1,200,982
Dividends and interest receivable	299,138
Total assets	$3,597,481,860
Liabilities:
Payable to brokers for securities purchased	$167,759,582
Payable to adviser for management fees	3,057,904
Payable to shareholders for redemptions	4,459,423
Other liabilities	417,525
Total liabilities	175,694,434
Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 127,384,194 shares outstanding	3,775,338,691
Net unrealized depreciation on investments	(146,988,984)
Accumulated net realized loss on investments	(206,562,281)
Net assets	3,421,787,426
Total liabilities and net assets	$3,597,481,860
Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($3,421,787,426 ÷ 127,384,194 shares outstanding)	$26.86

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
September 30, 2008

Shares		Cost	Value
Common Stocks - 93.9% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 4.7%
237,600	The Buckle, Inc.	$12,660,522	$13,196,304
4,643,700	Urban Outfitters, Inc.*	153,514,620	147,994,719
	Apparel, Accessories, & Luxury Goods - 0.2%
313,500	Carter’s, Inc.*	5,676,261	6,185,355
	Education Services - 0.8%
529,500	DeVry, Inc.	28,254,680	26,231,430
	General Merchandise Stores - 1.0%
1,245,200	Big Lots, Inc.*	34,796,232	34,653,916
	Leisure Facilities - 0.4%
391,700	Life Time Fitness, Inc.*	11,996,549	12,248,459
	Total Consumer Discretionary	246,898,864	240,510,183
	This sector is 2.6% below your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 0.1%
93,500	Casey’s General Stores, Inc.	2,751,898	2,820,895
	Household Products - 2.2%
1,182,900	Church & Dwight Co., Inc.	64,426,094	73,446,261
	Hypermarkets & Super Centers - 3.0%
1,703,300	Wal-Mart Stores, Inc.	102,199,245	102,010,637
	Packaged Foods & Meats - 2.8%
3,211,700	Dean Foods Co.*	76,890,963	75,025,312
296,400	Ralcorp Holdings, Inc.*	18,122,207	19,980,324
	Soft Drinks - 1.0%
662,700	The Coca-Cola Co.	34,119,026	35,043,576
	Total Consumer Staples	298,509,433	308,327,005
	This sector is 3.3% above your Fund’s cost.
ENERGY
	Coal & Consumable Fuels - 0.4%
294,600	Walter Industries, Inc.	8,950,396	13,978,770
	Oil & Gas Equipment & Services - 3.7%
268,800	Core Laboratories N.V.	29,439,926	27,234,816
65,300	Lufkin Industries, Inc.	5,744,690	5,181,555
862,300	Superior Energy Services, Inc.*	42,589,191	26,852,022
120,569	Tesco Corp.*	3,689,796	2,524,715
2,240,800	Weatherford International Ltd.*	89,596,486	56,333,712
368,300	Willbros Group, Inc.*	12,714,334	9,759,950

Brandywine Fund, Inc.
Schedule of Investments (Continued)
September 30, 2008

Shares		Cost	Value
Common Stocks - 93.9% (a) (Continued)
	Oil & Gas Exploration & Production - 3.5%
1,261,900	Comstock Resources, Inc.*	$81,122,918	$63,158,095
374,600	EXCO Resources, Inc.*	6,040,226	6,113,472
181,800	Goodrich Petroleum Corp.*	8,276,282	7,924,662
1,988,000	Petrohawk Energy Corp.*	56,706,338	43,000,440
	Total Energy	344,870,583	262,062,209
	This sector is 24.0% below your Fund’s cost.
FINANCIALS
	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.*	1,024,450	1,170,400
	Regional Banks - 0.0%
27,300	Hancock Holding Co.	1,414,126	1,392,300
	Total Financials	2,438,576	2,562,700
	This sector is 5.1% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 3.0%
1,313,600	Cephalon, Inc.*	90,485,951	101,790,864
	Health Care Distributors - 0.3%
456,900	PSS World Medical, Inc.*	8,924,649	8,909,550
	Health Care Equipment - 5.2%
956,900	Beckman Coulter, Inc.	65,980,405	67,930,331
896,300	Gen-Probe Inc.*	51,279,521	47,548,715
1,359,400	ResMed Inc.*	61,862,383	58,454,200
150,000	Wright Medical Group, Inc.*	4,346,013	4,566,000
	Health Care Facilities - 0.3%
282,400	Psychiatric Solutions, Inc.*	8,583,435	10,717,080
	Health Care Services - 0.3%
238,500	Amedisys, Inc.*	13,393,278	11,607,795
	Health Care Supplies - 0.5%
488,100	The Cooper Companies, Inc.	18,312,944	16,966,356
	Health Care Technology - 0.4%
659,600	Eclipsys Corp.*	13,482,054	13,818,620
	Life Sciences Tools & Services - 12.7%
231,200	Charles River Laboratories International, Inc.*	14,171,228	12,838,536
1,422,200	Covance Inc.*	119,142,019	125,736,702
2,515,800	Invitrogen Corp.*	102,253,813	95,097,240
3,254,600	Thermo Fisher Scientific, Inc.*	125,176,978	179,003,000
382,300	Waters Corp.*	24,660,140	22,242,214
	Pharmaceuticals - 5.8%
941,400	Abbott Laboratories	54,445,009	54,205,812
2,414,700	Perrigo Co.	92,702,839	92,869,362
1,120,300	Teva Pharmaceutical Industries Ltd. SP-ADR	48,237,446	51,298,537
	Total Health Care	917,440,105	975,600,914
	This sector is 6.3% above your Fund’s cost.
INDUSTRIALS
	Air Freight & Logistics - 0.1%
90,500	Atlas Air Worldwide Holdings, Inc.*	4,522,923	3,648,055
	Airlines - 0.2%
544,300	Southwest Airlines Co.	8,662,535	7,897,793
	Construction & Engineering - 2.7%
668,600	EMCOR Group, Inc.*	20,151,468	17,597,552
138,800	Fluor Corp.	9,055,840	7,731,160
2,523,600	Quanta Services, Inc.*	78,087,149	68,162,436
	Construction & Farm Machinery & Heavy Trucks - 1.0%
113,750	Titan International, Inc.	3,411,647	2,425,150
643,900	Wabtec Corp. d/b/a Westinghouse Air Brake Technologies Corp.	25,652,271	32,986,997
	Electrical Components & Equipment - 1.4%
2,676,600	GrafTech International Ltd.*	64,354,925	40,443,426
365,500	Polypore International, Inc.*	8,752,064	7,861,905
	Environmental & Facilities Services - 0.6%
545,250	Waste Connections, Inc.*	12,526,446	18,702,075
	Industrial Conglomerates - 1.2%
1,602,400	McDermott International, Inc.*	11,554,791	40,941,320
	Industrial Machinery - 1.1%
107,600	Chart Industries, Inc.*	4,922,390	3,073,056
32,900	ESCO Technologies, Inc.*	1,568,297	1,584,793
440,500	SPX Corp.	54,191,306	33,918,500
	Marine - 0.3%
173,000	Eagle Bulk Shipping Inc.	2,398,450	2,411,620
146,600	Genco Shipping & Trading Ltd.	8,082,168	4,872,984
368,800	Safe Bulkers, Inc.	7,007,200	4,019,920
	Marine Ports & Services - 0.4%
613,800	Aegean Marine Petroleum Network Inc.	20,332,965	13,718,430
	Railroads - 0.4%
367,000	Genesee & Wyoming Inc.*	14,279,376	13,769,840
	Research & Consulting Servies - 2.0%
959,100	FTI Consulting Inc.*	65,452,321	69,285,384
	Security & Alarm Services - 1.6%
2,140,600	Corrections Corporation of America*	57,277,557	53,193,910
	Total Industrials	482,244,089	448,246,306
	This sector is 7.0% below your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 0.3%
143,500	Informatica Corp.*	2,443,802	1,864,065
817,100	Nuance Communications, Inc.*	12,689,135	9,960,449

Brandywine Fund, Inc.
Schedule of Investments (Continued)
September 30, 2008

Shares or
Principal
Amount		Cost	Value
Common Stocks - 93.9% (a) (Continued)
	Communications Equipment - 7.4%
1,816,900	CommScope, Inc.*	$81,156,421	$62,937,416
2,624,800	Harris Corp.	103,574,334	121,265,760
3,284,400	Juniper Networks, Inc.*	84,235,223	69,202,308
	Computer Hardware - 1.5%
447,400	Apple, Inc.*	73,180,245	50,851,484
	Data Processing & Outsourced Services - 2.8%
1,651,400	Affiliated Computer Services, Inc.*	83,460,266	83,610,382
672,800	CyberSource Corp.*	10,670,687	10,838,808
	Home Entertainment Software - 1.0%
2,226,600	Activision Blizzard, Inc.*	37,423,600	34,356,438
	Internet Software & Services - 0.4%
387,600	Open Text Corp.*	13,451,649	13,403,208
	IT Consulting & Other Services - 0.8%
1,283,300	SAIC, Inc.*	24,430,997	25,961,159
	Semiconductors - 3.6%
3,443,400	Altera Corp.	74,278,333	71,209,512
446,000	Atheros Communications*	12,965,571	10,516,680
370,900	Monolithic Power Systems, Inc.*	8,967,320	6,442,533
3,162,400	PMC-Sierra, Inc.*	27,419,517	23,465,008
396,300	Silicon Laboratories Inc.*	12,520,808	12,166,410
	Systems Software - 6.6%
6,176,800	Check Point Software Technologies Ltd.*	140,333,959	140,460,432
1,645,800	McAfee Inc.*	60,539,027	55,891,368
1,128,600	MICROS Systems, Inc.*	37,196,703	30,088,476
	Total Information Technology	900,937,597	834,491,896
	This sector is 7.4% below your Fund’s cost.
MATERIALS
	Diversified Chemicals - 1.7%
1,117,300	FMC Corp.	73,337,198	57,418,047
	Metal & Glass Containers - 2.5%
3,828,600	Crown Holdings, Inc.*	94,565,005	85,033,206
	Total Materials	167,902,203	142,451,253
	This sector is 15.2% below your Fund’s cost.
	Total common stocks	3,361,241,450	3,214,252,466
Short-Term Investments - 6.3% (a)
	Commercial Paper - 6.2%
$100,000,000	Citigroup Funding Inc., due 10/01/08, discount of 4.00%	100,000,000	100,000,000
113,500,000	General Electric Capital Corp., due 10/01/08, discount of 2.00%	113,500,000	113,500,000
	Total commercial paper	213,500,000	213,500,000
	Variable Rate Demand Note - 0.1%
2,199,033	U.S. Bank, N.A., 3.68%	2,199,033	2,199,033
	Total short-term investments	215,699,033	215,699,033
	Total investments - 100.2%	$3,576,940,483	3,429,951,499
	Liabilities, less cash and receivables - (0.2%) (a)		(8,164,073)
	TOTAL NET ASSETS - 100.0%		$3,421,787,426

*	Non-dividend paying security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts.
N.V. - Netherlands Antilles Limited Liability Corp.

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Fund, Inc.
Statement of Operations
For the Year Ended September 30, 2008

Income:
Dividends	$19,765,384
Interest	4,054,770
Total income	23,820,154

Expenses:
Management fees	43,846,248
Transfer agent fees	2,137,571
Administrative and accounting services	461,067
Custodian fees	318,379
Printing and postage expense	315,626
Board of Directors fees and expenses	138,170
Registration fees	63,702
Professional fees	63,249
Insurance expense	54,384
Other expenses	17,571
Total expenses	47,415,967
Net Investment Loss	(23,595,813)
Net Realized Loss on Investments	(74,950,120)
Net Decrease in Unrealized Appreciation on Investments	(1,082,904,525)
Net Loss on Investments	(1,157,854,645)
Net Decrease in Net Assets Resulting From Operations	$(1,181,450,458)

Statements of Changes in Net Assets
For the Years Ended September 30, 2008 and 2007

	2008	2007
Operations:
Net investment loss	$(23,595,813)	$(23,464,966)
Net realized (loss) gain on investments	(74,950,120)	571,371,370
Net (decrease) increase in unrealized appreciation on investments	(1,082,904,525)	531,009,089
Net (decrease) increase in net assets resulting from operations	(1,181,450,458)	1,078,915,493

Distributions to Shareholders:
Distributions from net realized gains ($5.22252 and $0.24662 per share, respectively)	(628,623,195)	(30,419,122)
Fund Share Activities:
Proceeds from shares issued (12,943,440 and 9,363,718 shares, respectively)	446,449,782	347,355,401
Net asset value of shares issued in distributions reinvested (15,978,665 and 840,556 shares, respectively)	599,258,536	28,878,771
Cost of shares redeemed (19,927,339 and 17,804,121 shares, respectively)	(665,114,852)	(639,755,297)
Net increase (decrease) in net assets derived from Fund share activities	380,593,466	(263,521,125)
Total (Decrease) Increase	(1,429,480,187)	784,975,246

Net Assets at the Beginning of the Year	4,851,267,613	4,066,292,367
Net Assets at the End of the Year	$3,421,787,426	$4,851,267,613
(Includes accumulated net investment loss of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$40.98	$32.27	$31.50	$24.19	$21.30
Income from investment operations:
Net investment loss(1)	(0.18)	(0.19)	(0.10)	(0.08)	(0.13)
Net realized and unrealized (losses) gains on investments	(8.72)	9.15	0.87	7.39	3.02
Total from investment operations	(8.90)	8.96	0.77	7.31	2.89
Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	(5.22)	(0.25)	—	—	—
Total from distributions	(5.22)	(0.25)	—	—	—
Net asset value, end of year	$26.86	$40.98	$32.27	$31.50	$24.19
TOTAL RETURN	(25.16%)	27.90%	2.44%	30.22%	13.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	3,421,787	4,851,268	4,066,292	3,995,582	3,586,793
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment loss to average net assets	(0.54%)	(0.54%)	(0.31%)	(0.25%)	(0.55%)
Portfolio turnover rate	210%	162%	200%	183%	247%

(1)	Net investment loss per share was calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Definitions and Disclosures (This section is not part of the audited financial statements.)

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 9/30/08, unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2008, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were -22.10, 5.50 and 3.49 percent; the Russell 1000 Growth Index’s were -20.88, 3.74 and 0.59 percent; the Russell 3000 Index’s were -21.52, 5.70 and 3.80 percent; the Russell 3000 Growth Index’s were -20.60, 3.96 and 0.89 percent; and the S&P 500 Index’s were -21.98, 5.16 and 3.06 percent.

Management’s Discussion of Results, Brandywine Blue Fund

Dramatic events related to the ongoing credit crisis brought a disappointing end to the fiscal year ended September 30, 2008. After weighing on the market’s mindset for the better part of the fiscal year, concerns about the global economic impact of the growing mortgage mess became the dominant influence on stock prices as the period came to a close.
Brandywine Blue Fund employs an investment strategy that capitalizes on the long-term relationship between earnings performance and stock prices. Final results for the fiscal year reflected a market driven more by deteriorating sentiment than by individual-company fundamentals.
Brandywine Blue declined 30.70 percent in the 12 months through September. The S&P 500, Russell 1000 and Russell 1000 Growth Indexes declined 21.98, 22.10 and 20.88 percent.
Brandywine Blue started the fiscal year by gaining ground in the December quarter of 2007 as its benchmarks retraced. Industrial holdings benefiting from global trends in energy and agricultural drove performance as they demonstrated earnings strength at a time when rising oil prices cast doubt on consumer spending power. Limited exposure to  consumer-related companies aided relative results as well.
The credit crisis, which to this point mainly showed itself to stock investors in the form of big charges against earnings among financial institutions, became a more pressing concern in the March quarter of 2008. The government assisted JP Morgan Chase in acquiring Bear Stearns, a major investment bank beset by losses related to mortgage-backed securities. Amid widespread declines in stocks, holdings from the technology and industrial sectors contributed to a decline in Brandywine Blue that was larger than declines in its benchmarks.
The Fund’s performance rebounded solidly in the June quarter as a continued rise in oil prices drew attention to earnings strength among the portfolio’s energy-related holdings. Brandywine Blue’s gain outpaced mixed results in benchmarks, giving the Fund a relative performance edge through the first nine months of the fiscal year.
Brandywine Blue underperformed benchmarks in the September quarter as the energy-related holdings that drove June-quarter performance became a significant drag in a market increasingly concerned about the credit crisis. Oil prices retreated on growing global economic uncertainty, which skittish investors took as a cue to abandon the energy sector.

Comparison of Change in Value of $10,000 Investment in Brandywine Blue Fund, Russell 1000 Growth(1), Russell 1000 Index(2) and S&P 500 Index(3)
(1)	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values and includes dividends.
(2)
The Russell 1000 Index, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes dividends.

(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes dividends.

Average Annual Total Return
1-Year	5-Year	10-Year	Since Inception 01/10/91
-30.70%	5.90%	6.97%	11.18%

Brandywine Blue Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in securities, at value (cost $3,503,208,535)	$3,202,746,938
Receivable from investments sold	211,626,276
Receivable from shareholders for purchases	85,249,739
Dividends and interest receivable	1,754,514
Other assets	531
Total assets	$3,501,377,998
Liabilities:
Payable to brokers for investments purchased	$160,573,687
Payable to adviser for management fees	2,928,999
Payable to shareholders for redemptions	13,387,931
Other liabilities	819,347
Total liabilities	177,709,964
Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 139,293,706 shares outstanding	4,315,215,019
Net unrealized depreciation on investments	(300,461,597)
Accumulated net realized loss on investments	(691,085,388)
Net assets	3,323,668,034
Total liabilities and net assets	$3,501,377,998
Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($3,323,668,034 ÷ 139,293,706 shares outstanding)	$23.86

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
September 30, 2008

Shares		Cost	Value
Common Stocks - 87.6% (a)
CONSUMER DISCRETIONARY
	General Merchandise Stores - 2.4%
1,594,300	Target Corp.	$90,118,521	$78,200,415
	Total Consumer Discretionary	90,118,521	78,200,415
	This sector is 13.2% below your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 5.4%
2,784,100	Kroger Co.	72,084,937	76,507,068
4,384,600	Safeway Inc.	116,057,002	104,002,712
	Hypermarkets & Super Centers - 5.1%
2,829,100	Wal-Mart Stores, Inc.	172,458,058	169,434,799
	Soft Drinks - 4.0%
2,542,400	The Coca-Cola Co.	136,205,861	134,442,112
	Total Consumer Staples	496,805,858	484,386,691
	This sector is 2.5% below your Fund’s cost.
ENERGY
	Oil & Gas Drilling - 2.2%
654,372	Transocean, Inc.	85,077,513	71,876,220
	Oil & Gas Equipment & Services - 2.7%
3,565,000	Weatherford International Ltd.*	123,448,506	89,624,100
	Oil & Gas Exploration & Production - 1.3%
2,014,400	Petrohawk Energy Corp.*	66,504,231	43,571,472
	Total Energy	275,030,250	205,071,792
	This sector is 25.4% below your Fund’s cost.
HEALTH CARE
	Biotechnology - 3.8%
2,735,400	Gilead Sciences, Inc.*	106,308,710	124,679,532
	Health Care Equipment - 0.8%
607,800	St. Jude Medical, Inc.*	26,015,405	26,433,222
	Health Care Services - 1.9%
850,400	Express Scripts, Inc.*	62,629,529	62,776,528

Brandywine Blue Fund
Schedule of Investments (Continued)
September 30, 2008

Shares or
Principal
Amount		Cost	Value
Common Stocks - 87.6% (a) (Continued)
	Life Sciences Tools & Services - 6.0%
3,093,100	Thermo Fisher Scientific, Inc.*	$140,207,719	$170,120,500
513,700	Waters Corp.*	33,187,266	29,887,066
	Pharmaceuticals - 7.5%
2,458,600	Abbott Laboratories	144,789,087	141,566,188
2,384,900	Teva Pharmaceutical Industries Ltd. SP-ADR	106,535,975	109,204,571
	Total Health Care	619,673,691	664,667,607
	This sector is 7.3% above your Fund’s cost.
INDUSTRIALS
	Airlines - 3.2%
7,344,100	Southwest Airlines Co.	104,256,189	106,562,891
	Construction & Engineering - 3.5%
1,797,800	Fluor Corp.	94,375,565	100,137,460
402,700	Foster Wheeler Ltd.*	28,200,843	14,541,497
	Construction & Farm Machinery & Heavy Trucks - 2.5%
1,644,900	Deere & Co.	110,716,081	81,422,550
	Industrial Conglomerates - 0.4%
557,400	McDermott International, Inc.*	25,247,725	14,241,570
	Industrial Machinery - 1.9%
805,300	SPX Corp.	101,477,967	62,008,100
	Total Industrials	464,274,370	378,914,068
	This sector is 18.4% below your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 6.2%
2,462,200	Adobe Systems Inc.*	110,874,904	97,183,034
3,441,800	Intuit Inc.*	106,002,391	108,795,298
	Communications Equipment - 5.5%
932,200	Harris Corp.	46,296,272	43,067,640
6,604,300	Juniper Networks, Inc.*	169,083,218	139,152,601
	Computer Hardware - 1.9%
553,700	Apple, Inc.*	89,214,444	62,933,542
	Home Entertainment Software - 2.5%
5,491,200	Activision Blizzard, Inc.*	91,556,344	84,729,216
	IT Consulting & Other Services - 2.3%
3,826,800	SAIC, Inc.*	75,023,711	77,416,164
	Semiconductors - 3.5%
5,610,600	Altera Corp.	121,956,164	116,027,208
	Systems Software - 0.7%
721,800	McAfee Inc.*	27,344,999	24,512,328
	Total Information Technology	837,352,447	753,817,031
	This sector is 10.0% below your Fund’s cost.
MATERIALS
	Commodity Chemicals - 1.8%
2,138,000	Celanese Corp.	94,287,027	59,671,580
	Fertilizers & Agricultural Chemicals - 3.2%
1,060,400	Monsanto Co.	120,643,655	104,958,392
	Total Materials	214,930,682	164,629,972
	This sector is 23.4% below your Fund’s cost.
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 2.9%
3,026,800	Verizon Communications Inc.	104,537,833	97,130,012
	Wireless Telecommunication Services - 2.5%
2,186,400	NII Holdings Inc.*	107,463,821	82,908,288
	Total Telecommunication Services	212,001,654	180,038,300
	This sector is 15.1% below your Fund’s cost.
	Total common stocks	3,210,187,473	2,909,725,876
Short-Term Investments - 8.8% (a)
	Commercial Paper - 8.7%
$125,000,000	Citigroup Funding Inc., due 10/01/08, discount of 4.00%	125,000,000	125,000,000
165,500,000	General Electric Capital Corp., due 10/01/08, discount of 2.00%	165,500,000	165,500,000
	Total commercial paper	290,500,000	290,500,000
	Variable Rate Demand Note - 0.1%
2,521,062	U.S. Bank, N.A., 3.68%	2,521,062	2,521,062
	Total short-term investments	293,021,062	293,021,062
	Total investments - 96.4%	$3,503,208,535	3,202,746,938
	Cash and receivables, less
	liabilities - 3.6% (a)		120,921,096
	TOTAL NET ASSETS - 100.0%		$3,323,668,034

*	Non-dividend paying security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts.

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Blue Fund
Statement of Operations
For the Year Ended September 30, 2008

Income:
Dividends	$27,270,120
Interest	6,568,709
Total income	33,838,829
Expenses:
Management fees	37,838,711
Transfer agent fees	2,661,347
Printing and postage expense	873,244
Administrative and accounting services	384,191
Registration fees	317,482
Custodian fees	246,114
Board of Directors fees and expenses	100,289
Professional fees	64,266
Insurance expense	50,102
Other expenses	43,766
Total expenses	42,579,512
Net Investment Loss	(8,740,683)
Net Realized Loss on Investments	(638,841,633)
Net Decrease in Unrealized Appreciation on Investments	(730,032,110)
Net Loss on Investments	(1,368,873,743)
Net Decrease in Net Assets Resulting From Operations	$(1,377,614,426)

Statements of Changes in Net Assets
For the Years Ended September 30, 2008 and 2007

	2008	2007
Operations:
Net investment loss	$(8,740,683)	$(1,501,448)
Net realized (loss) gain on investments	(638,841,633)	310,831,452
Net (decrease) increase in unrealized appreciation on investments	(730,032,110)	291,276,771
Net (decrease) increase in net assets resulting from operations	(1,377,614,426)	600,606,775

Distributions to Shareholders:
Distributions from net realized gains ($3.86974 and $1.09995 per share, respectively)	(356,221,835)	(67,271,293)
Fund Share Activities:
Proceeds from shares issued (70,794,329 and 37,213,824 shares, respectively)	2,277,198,544	1,262,161,344
Net asset value of shares issued in distributions reinvested (8,447,066 and 1,820,755 shares, respectively)	303,519,359	57,780,654
Cost of shares redeemed (26,495,404 and 12,076,689 shares, respectively)	(827,494,470)	(405,492,302)
Net increase in net assets derived from Fund share activities	1,753,223,433	914,449,696
Total Increase	19,387,172	1,447,785,178

Net Assets at the Beginning of the Year	3,304,280,862	1,856,495,684
Net Assets at the End of the Year	$3,323,668,034	$3,304,280,862
(Includes accumulated net investment loss of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Blue Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$38.18	$31.15	$31.33	$25.21	$21.40
Income from investment operations:
Net investment loss(1)	(0.07)	(0.02)	(0.00)*	(0.04)	(0.08)
Net realized and unrealized (losses) gains on investments	(10.38)	8.15	0.96	6.16	3.89
Total from investment operations	(10.45)	8.13	0.96	6.12	3.81
Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.87)	(1.10)	(1.14)	—	—
Total from distributions	(3.87)	(1.10)	(1.14)	—	—
Net asset value, end of year	$23.86	$38.18	$31.15	$31.33	$25.21
TOTAL RETURN	(30.70)%	26.82%	3.47%	24.28%	17.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	3,323,668	3,304,281	1,856,496	1,230,936	531,516
Ratio of expenses to average net assets	1.13%	1.12%	1.10%	1.12%	1.13%
Ratio of net investment loss to average net assets	(0.23%)	(0.06%)	(0.02%)	(0.13%)	(0.32%)
Portfolio turnover rate	267%	184%	207%	181%	247%

(1)	Net investment loss per share was calculated using average shares outstanding.
*	Amount less than $0.005 per share.

The accompanying notes to financial statements are an integral part of this statement.

The Brandywine Funds
Notes to Financial Statements
September 30, 2008
(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the “Brandywine Fund”) and Brandywine Blue Fund (the “Blue Fund,” one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the “Brandywine Funds” or the “Funds”). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The Brandywine Blue Fund filed articles supplementary on October 6, 2008 increasing its authorized shares to 500,000,000. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2008

(1)	Summary of Significant Accounting Policies (Continued)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The adoption of SFAS No. 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d)
The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
Effective March 31, 2008, the Funds adopted FASB interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statue of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Maryland. As of September 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2005 through 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund.

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2008

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties (Continued)

The Brandywine Fund and Blue Fund paid each of the five independent directors annual fees of $23,875 and $17,125 each, respectively. The lead independent director and chairman of the audit committee are paid an additional $5,000 annually, divided proportionately among all the Brandwine Funds. All of the corresponding fees the directors receive are paid quarterly to the directors and then invested on the payment date in shares of the Funds at the net asset value of the Funds on the payment date. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2008, the Funds expensed the following directors fees and costs:

	Brandywine Fund	Blue Fund
Directors Fees and Travel Costs Paid during the Year	$138,170	$100,289

Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangement is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $37,500,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the year ended September 30, 2008, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2008.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Board of Directors has approved a distribution of net realized gains on October 30, 2008 for the Brandywine Fund to shareholders of record on October 29, 2008. This distribution, which is subject to change, is expected to be $14,327,152 from net short-term capital gains.

(5)	Investment Transactions and Related Costs

For the year ended September 30, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sale Proceeds	Transaction Costs	Ratio of Costs to Average Net Assets
Brandywine Fund	$9,026,270,806	$9,253,296,717	$18,579,575	0.42%
Blue Fund	10,747,711,894	9,474,347,366	17,629,137	0.47

Transaction costs represent the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)	Income Tax Information

The following information for the Funds is presented on an income tax basis as of September 30, 2008:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$3,582,284,307	$171,697,505	$324,030,313	$152,332,808	$14,327,152	$—
Blue Fund	3,507,069,732	87,183,457	391,506,251	304,322,794	—	—

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2008
(6)	Income Tax Information (Continued)

The tax components of dividends paid during the years ended September 30, 2008 and 2007, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations as of September 30, 2008, and tax basis post-October losses as of September 30, 2008, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2008				September 30, 2007
	Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Brandywine Fund	$220,366,098	$408,257,097	$—	$215,545,609	$—	$30,419,122
Blue Fund	228,628,373	127,593,462	—	687,224,192	19,042,368	48,228,925

For corporate shareholders in the Brandywine and Blue Funds, the percentage of dividend income distributed for the year ended September 30, 2008, which is designated as qualifying for the dividends received deduction is 14% and 15%, respectively (unaudited).

For the shareholders in the Brandywine and Blue Funds, the percentage of dividend income distributed for the year ended September 30, 2008, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 is 14% and 15%, respectively (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Board of Directors and Shareholders of
    Brandywine Fund, Inc. and Brandywine Blue Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the “Funds”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 10, 2008

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning	Ending
Account	Account	Expenses Paid
Value	Value	During Period*
4/01/08	9/30/08	4/01/08-9/30/08
Brandywine Actual	$1,000.00	$ 855.70	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45
Brandywine Blue Actual	$1,000.00	$ 770.20	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.65

*
Expenses are equal to the Funds’ annualized expense ratios of 1.08% and 1.12%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2008 and September 30, 2008).

Additional Director Information, Proxy Voting Policy and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Funds’ website at http://www.brandywinefunds.com. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2008 is available on the Funds’ website or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Brandywine Fund and Brandywine Blue Fund Directors and Officers

Name, Age, Address	Position, Term of Office and Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During Past Five Years	Other Directorships Held by Director
C. Quentin S. Jackson, 64 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Lead Independent Director Indefinite Term since October, 2001 3 Portfolios	Mr. Jackson is retired. He was the President and Chief Executive Officer of Nuclear Electric Insurance Ltd., a multibillion-dollar company mutually owned by energy companies.	None

Stuart A. McFarland, 61 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October, 2001 Audit Committee Chairman, since June 2004 3 Portfolios
Mr. McFarland is Managing Partner of Federal City Capital Advisors, LLC, a financial advisory firm. He was the Chairman of the Federal City Bancorp, a thrift holding company from April 2004 until June 2007.
Hyperion Funds (5 portfolios), Newcastle Investment Corporation and RMK Funds

W. Richard Scarlett III, 69 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October, 2001 3 Portfolios
Mr. Scarlett is Regional Chairman of State of Wyoming Wells Fargo Bank effective July 2008. He was the Chairman and Chief Executive Officer of United Bancorporation of Wyoming, Inc., from 1981 to July 2008.
State of Wyoming Wells Fargo Bank

Thomas D. Wren, 56 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since June, 2006 3 Portfolios	Mr. Wren is a senior advisor for Promontory Financial Group, LLC. He was the Treasurer of MBNA Corporation and its MBNA America Bank, N.A. subsidiary from 1995 to 2006.	ACM Financial Trust, Inc. and Hatteras Financial Corp.

James W. Zug, 68 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October, 2001 3 Portfolios	Mr. Zug is a retired Partner of PricewaterhouseCoopers LLP. He was employed with PricewaterhouseCoopers and its predecessors from 1964 until 2000.	Allianz Funds (34 portfolios), Amkor Technology, Inc. and Teleflex Inc.

Brandywine Fund and Brandywine Blue Fund Directors and Officers

“Interested Persons” of the Funds*	Name, Age, Address	Position, Term of Office and Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director or Officer	Principal Occupation During Past Five Years	Other Directorships Held by Director or Officer

	William F. D’Alonzo*, 53 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October, 2001 President since 2003 Chairman since 2004 3 Portfolios	Mr. D’Alonzo joined Friess Associates in 1981 as part of the research team, became Chief Investment Officer in 1997 and Chief Executive Officer in 2002.	None

	Foster S. Friess*, 68 c/o Friess Associates P.O. Box 576 Jackson, WY 83001	Director Indefinite Term since October, 1985 Founder 3 Portfolios	Mr. Friess founded Friess Associates in 1974 with his wife, Lynnette E. Friess. He serves as Chairman of the Friess Companies.	None

	Lynda J. Campbell*, 62 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 1998 Secretary since 1990 Treasurer since 2007 3 Portfolios	Ms. Campbell joined Friess Associates in 1985, the year of Brandywine Fund’s inception. Ms. Campbell is currently Chief Administrative Officer of the Friess Companies.	None

	Joseph J. Fields*, 52 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Fields joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	Gordon Kaiser*, 49 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Kaiser joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	David D. Marky*, 43 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2002 Chief Compliance Officer since 2004 3 Portfolios	Mr. Marky joined Friess Associates in 2000. He currently serves as Chief Compliance Officer for the Friess Companies.	None

For additional information about the Directors and Officers, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*
Messrs. D’Alonzo, Friess, Fields, Kaiser and Marky and Ms. Campbell are “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

Distribution Update . . .

Internal Revenue Service regulations for mutual funds relating to annual excise distribution requirements maintain that funds measure capital gains and losses based on an October 31 year-end. The Brandywine Funds operate on a fiscal year that ends on September 30. Because of the different end dates, the Funds are required to track what the IRS rules refer to as “post October losses” for net capital losses that occur after the IRS’s October 31 end date through our fiscal year ending 11 months later on September 30. Net capital losses that are incurred after October 31 each year are then deferred and not recognized until the following fiscal year.

Therefore, while capital gains incurred prior to the excise period measuring date of October 31 may not reflect a Fund’s overall performance during a fiscal year, the pre-October 31 gains cannot be netted with post-October losses and are required to be distributed for tax purposes.

That is the case for Brandywine Fund for this fiscal year. Gains realized in October 2007 (the first month of the Brandywine’s fiscal year and the final month of the IRS year) are unable to be offset by the losses the Fund incurred over the remainder of its fiscal year. As such, Brandywine must distribute approximately $0.11 per share in short-term capital gains to shareholders of record on October 29. The distribution will be paid on October 31.

If the Fund does not make this distribution, those gains would be taxed at the Fund level at the corporate income tax rate of 35 percent. We regret having to pay a small capital gain distribution in a year of overall capital losses, but the IRS rules require such a distribution for mutual funds in our circumstances. The mutual-fund industry continues to petition the IRS to revise its current rules and eliminate the timing discrepancy they cause between fund performance and the recognition of gains and losses.

Brandywine Blue Fund is not required to make any distributions at this time.

IRA Investors . . .

The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 7, 2008. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood	Report Staff: Rebecca Buswell, David Marky, Adam Rieger

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

Item 3. Audit Committee Financial Expert.
Registrant’s Board of Directors has determined that Mr. Stuart A. McFarland, a member of the audit committee, is an audit committee financial expert.  Mr. McFarland is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$32,151 (FY 2008) and  $31,708 (FY 2007) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)     Tax Fees

$0 (FY 2008) and $6,150 (FY 2007) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

(d)     All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) $71,020 (FY 2008) and $39,925 (FY 2007) in non-audit fees were billed to the registrant’s investment adviser for tax return preparation and AIMR performance verification services.

(h)  The Audit Committee of the registrant  determined that the non-audit fees billed to the registrant’s investment adviser by the principal accountant disclosed in paragraph (g) of this Item 4, was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the Brandywine Fund, Inc.  are periodically evaluated.  As of October 22, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the Brandywine Fund, Inc.  are periodically evaluated.  There were no changes to Brandywine Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Fund, Inc.
Registrant

By /s/William F. D’Alonzo
  William F. D’Alonzo Principal Executive Officer

Date  October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Fund, Inc.
Registrant

By  /s/Lynda J. Campbell
   Lynda J. Campbell, Principal Financial Officer

Date  October 24, 2008